UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2013
TELENAV, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34720 (Commission File Number)	77-0521800 (I.R.S. Employer Identification No.)

950 De Guigne Drive
Sunnyvale, California 94085
(Address of principal executive offices) (Zip code)
(408) 245-3800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

At 2 p.m. Pacific time on April 25, 2013, TeleNav, Inc. (the “Company”) held a conference call and simultaneous live webcast during which members of its senior management team discussed its financial results for the three months ended March 31, 2013 and certain other information. A copy of the transcript of the conference call is furnished hereto as Exhibit 99.1 to this Form 8-K.
The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Transcript of the Company's conference call and simultaneous live webcast regarding its financial results for the three months ended March 31, 2013, held on April 25, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: April 26, 2013	By: /s/ Michael Strambi
Name: Michael Strambi
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of the Company's conference call and simultaneous live webcast regarding its financial results for the three months ended March 31, 2013, held on April 25, 2013